                                                                     Exhibit 4.9

                  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

                  BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND

                  THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
                  (I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  [Legend if Security is a Global Security]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE

                  HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE FOURTEEN OF THE INDENTURE TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES TO ALL SENIOR INDEBTEDNESS; AND EACH HOLDER HEREOF BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AS SET FORTH IN SAID ARTICLE FOURTEEN OF THE INDENTURE."

                             SONIC AUTOMOTIVE, INC.

                                _________________

                 11% SENIOR SUBORDINATED NOTE DUE 2008, SERIES C

                                                             CUSIP NO. 83545GAC6

No. 1                                                        $75,000,000



         Sonic Automotive, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of $75,000,000 United States dollars, or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $75,000,000 less the principal amount of Securities redeemed by the Company in accordance with the Indenture) as may be set forth on the Security Register on Appendix A hereto in accordance with the Indenture, on August 1, 2008, at the office or agency of the Company referred to below, and to pay interest thereon from November 19, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 1and August 1 in each year, commencing February 1, 2002 at the rate of 11% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Holder of this Series C Security is entitled to the benefits of the Registration Rights Agreement among the Company, the Guarantors and the Initial Purchasers, dated November 19, 2001, pursuant to which, subject to the terms and conditions thereof, the Company and the Guarantors are obligated to consummate the Exchange Offer pursuant to which the Holder of this Security (and related Guarantees) shall have the right to exchange this Security (and related Guarantees) for 11% Senior Subordinated Notes due 2008, Series D and related Guarantees (herein called the "Series D Securities") in like principal amount as provided therein. The Series C Securities and the Series D Securities are together (including related Guarantees) referred to as the "Securities." The Series C Securities rank pari passu in right of payment with the Series D Securities. Pursuant to the Registration Rights Agreement, the holders of the Company's $125,000,000 11% Senior Subordinated Notes due 2008, Series B (the "Series B Notes") will also be offered the opportunity to exchange their Series B Notes for Series D Securities.

         In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th calendar day following the date of original issue of the Series C Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 135th calendar day following the date of original issue of the Series C Securities, (c) the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective, in either case, on or prior to the 165th calendar day following the date of original issue of the Series C Securities or (d) the Shelf Registration Statement is declared effective but shall thereafter become unusable for more than 30 days in the aggregate (each such event referred to in clauses (a) through (d) above, a "Registration Default"), the interest rate borne by the Series C Securities shall be increased by one-quarter of one percent per annum upon the occurrence of each Registration Default, which rate (as increased aforesaid) will increase by an additional one quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. The Shelf Registration Statement will be required to remain effective until the second anniversary of the Series C Securities. Following the cure of all Registration Defaults, the accrual of additional interest will cease and the interest rate will revert to the original rate.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series C Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, all as more fully provided in this Indenture.

         Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for that purpose (which initially will be a corporate trust office of the Trustee located at 100 Wall Street, 20th Floor, New York, New York, 10005), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Thirteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.

               Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                          Sonic Automotive, Inc.


                                          By: __________________________________
                                          Name:
                                          Title:

Attest:
_________________________________________
Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

               This is one of the 11% Senior Subordinated Notes due 2008, Series C referred to in the within-mentioned Indenture.


                                   U.S Bank Trust National Association,
                                      as Trustee



                                   By: _________________________________
                                       Authorized Signer

Dated:




                       OPTION OF HOLDER TO ELECT PURCHASE

               If you wish to have this Security purchased by the Company pursuant to Section 1012 or Section 1014, as applicable, of the Indenture, check the Box: [ ].

               If you wish to have a portion of this Security purchased by the Company pursuant to Section 1012 or Section 1014 as applicable, of the Indenture, state the amount (in original principal amount):




                                $_______________



Date:   _________________________   Your Signature:   __________________________

(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee: __________________________________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

               (b) The form of the face of any Series D Securities authenticated and delivered hereunder shall be substantially as follows:

               [Legend if Security is a Global Security]

               THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE FOURTEEN OF THE INDENTURE TO THE OBLIGATIONS (INCLUDING

               INTEREST) OWED BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES TO ALL SENIOR INDEBTEDNESS; AND EACH HOLDER HEREOF BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AS SET FORTH IN SAID ARTICLE FOURTEEN OF THE INDENTURE."

                             Sonic Automotive, Inc.

                               ------------------

                 11% SENIOR SUBORDINATED NOTE DUE 2008, SERIES D

                                                            CUSIP NO.

No. __________                                              $____________



               Sonic Automotive, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of United States dollars on August 1, 2008, at the office or agency of the Company referred to below, and to pay interest thereon from November 19, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 1 and August 1 in each year, commencing August 1, 2002 at the rate of 11% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Series C Security or the 11% Senior Subordinated Notes due 2008, Series B and related Guarantees (herein called the "Series B Securities") exchanged for this Series D Security, interest on this Series D Security shall accrue from the most recent Interest Payment Date to which interest on the Series C Security or Series B Security which was exchanged for this Series D Security has been paid or duly provided for, or if no interest has been paid on the Series C Security, it shall accrue interest from November 19, 2001 with respect to Series C Securities exchanged for Series D Securities. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

               This Series D Security was issued pursuant to the Exchange Offer pursuant to which the 11% Senior Subordinated Notes due 2008, Series C and related Guarantees (herein called the "Series C Securities") and the Series B Securities in like principal amount were exchanged for the Series D Securities and related Guarantees. The Series D Securities rank pari passu in right of payment with the Series C Securities and the Series B Securities.

               In addition, for any period in which a Series C Security exchanged for this Series D Security was outstanding, in the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th calendar day following the date of original issue of the Series C Security, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 135th calendar day following the date after the original issue of the Series C Security, (c) the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective, in either case, on or prior to the 135th calendar day following the date of original issue of the Series C Security or (d) the Shelf Registration Statement is declared effective but shall thereafter become unusable for more than 30 days in the aggregate (each such event referred to in clauses (a) through (d) above, a "Registration Default"), the interest rate borne by the Series C Securities shall be increased by one-quarter of one percent per annum upon the occurrence of each Registration Default, which rate (as increased as aforesaid) will increase by an additional one quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. The Shelf Registration Statement will be required to remain effective until the second anniversary of the issuance of the Series C Securities. Following the cure of all Registration Defaults the accrual of additional interest will cease and the interest rate will revert to the original rate; provided that, to the extent interest at such increased interest rate has been paid or duly provided for with respect to the Series C Security, interest at such increased interest rate, if any, on this Series D Security shall accrue from the most recent Interest Payment Date to which such interest on the Series C Security has been paid or duly provided for; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (a),
(b), (c) or (d) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

               The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series D Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in this Indenture.

               Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for such purpose (which initially will be a corporate trust office of the Trustee located at 100 Wall Street, 20th Floor, New York, New York, 10005, or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Thirteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.

               Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                   Sonic Automotive, Inc.


                                   By: _________________________________________
                                   Title:_______________________________________


Attest:


___________________________________
          Authorized Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 11% Senior Subordinated Notes due 2008, Series D referred to in the within-mentioned Indenture.

                              U.S. Bank Trust National Association,
                                 as Trustee



                              By:  _________________________________________
                                   Authorized Signer

Dated:



                       OPTION OF HOLDER TO ELECT PURCHASE

               If you wish to have this Security purchased by the Company pursuant to Section 1012 or Section 1014, as applicable, of the Indenture, check
the Box: [   ].

               If you wish to have a portion of this Security purchased by the Company pursuant to Section 1012 or Section 1014 as applicable, of the Indenture, state the amount (in original principal amount):




                                $ ______________



Date:  _____________________________   Your Signature:    ______________________

(Sign exactly as your name appears on the other side of this Security)




Signature Guarantee: _______________________________________


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]
Section 203.  Form of Reverse of Securities.
              -----------------------------

               (a) The form of the reverse of the Series C Securities shall be substantially as follows:



                             Sonic Automotive, Inc.
                 11% Senior Subordinated Note due 2008, Series C

               This Security is one of a duly authorized issue of Securities of the Company designated as its 11% Senior Subordinated Notes due 2008, Series C (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $75,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of November 19, 2001, among the Company, the Guarantors and U.S. Bank Trust National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

               The Securities are subject to redemption at any time on or after August 1, 2003, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning August 1 of the years indicated below:

                                                    Redemption
                          Year                         Price
                          ----                     ------------
                          2003....................   105.50%
                          2004....................   103.667%
                          2005....................   101.833%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

               If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

               Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

               Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness or invested in Replacement Assets or exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

               In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

               In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

               If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture contains provisions for defeasance at any time of
(a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

               The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               Certificated Securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the Regulation S Global Securities, if any, if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Securities would be required to include the Private Placement Legend.

               Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

               At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series C Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

               No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

               THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

               All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

               [The Transferee Certificate, in the form of Appendix I hereto, will be attached to the Series C Security.]

               (b) The form of the reverse of the Series D Securities shall be substantially as follows:




                             Sonic Automotive, Inc.
                 11% Senior Subordinated Note due 2008, Series D

               This Security is one of a duly authorized issue of Securities of the Company designated as its 11% Senior Subordinated Notes due 2008, Series D (herein called the "Securities") limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $200,000,000 (less the principal amount of Series B Securities outstanding), issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of November 19, 2001 among the Company, the Guarantors and U.S. Bank Trust National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

               The Series D Securities are subject to redemption at any time on or after August 1, 2003, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning August 1 of the years indicated below:

                                                        Redemption
                       Year                                Price
                       ----                             -----------
                       2003...........................   105.50%
                       2004...........................   103.667%
                       2005...........................   101.833%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).


               If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

               Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to Change of Control Offer and in accordance with the procedures set forth in the Indenture.

               Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness or invested in Replacement Assets or exceeds a specified amount, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

               In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

               In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

               If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture contains provisions for defeasance at any time of
(a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

               The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which required the consent of all of the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  Certificated Securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the Regulation S Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

                  Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  [The Transferee Certificate, in the form of Appendix II hereto, will be attached to the Series D Security.]
Section 204.      Form of Guarantee.
                  -----------------

                  The form of Guarantee shall be set forth on the Securities substantially as follows:

                                    GUARANTEE

         For value received, each of the undersigned hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. These Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

         AUTOBAHN, INC. (a California corporation)
         CAPITOL CHEVROLET AND IMPORTS, INC. (an Alabama corporation)
         COBB PONTIAC CADILLAC, INC. (an Alabama corporation)
         FA SERVICE CORPORATION (a California corporation)
         FAA AUTO FACTORY, INC. (a California corporation)
         FAA BEVERLY HILLS, INC. (a California corporation)
         FAA CAPITOL F, INC. (a California corporation)
         FAA CAPITOL N, INC. (a California corporation)
         FAA CONCORD H, INC. (a California corporation)
         FAA CONCORD N, INC. (a California corporation)
         FAA CONCORD T, INC. (a California corporation)
         FAA DUBLIN N, INC. (a California corporation)
         FAA DUBLIN VWD, INC. (a California corporation)
         FAA HOLDING CORP. (a California corporation)
         FAA LAS VEGAS H, INC. (a Nevada corporation)
         FAA MARIN D, INC. (a California corporation)
         FAA MARIN F, INC. (a California corporation)
         FAA MARIN LR, INC. (a California corporation)
         FAA POWAY D, INC. (a California corporation)
         FAA POWAY G, INC. (a California corporation)
         FAA POWAY H, INC. (a California corporation)
         FAA POWAY T, INC. (a California corporation)
         FAA SAN BRUNO, INC. (a California corporation)
         FAA SANTA MONICA V, INC. (a California corporation)
         FAA SERRAMONTE H, INC. (a California corporation)
         FAA SERRAMONTE L, INC. (a California corporation)
         FAA SERRAMONTE, INC. (a California corporation)
         FAA STEVENS CREEK, INC. (a California corporation)
         FAA TORRANCE CPJ, INC. (a California corporation)
         FIRSTAMERICA AUTOMOTIVE, INC. (a Delaware corporation)
         FORT MILL CHRYSLER-PLYMOUTH-DODGE INC. (a South Carolina corporation) FORT MILL FORD, INC. (a South Carolina corporation)
         FRANCISCAN MOTORS, INC. (a California corporation)
         FREEDOM FORD, INC. (a Florida corporation)
         FRONTIER OLDSMOBILE-CADILLAC, INC. (a North Carolina corporation)
         HMC FINANCE ALABAMA, INC. (an Alabama corporation)
         KRAMER MOTORS INCORPORATED (a California corporation)

        LAWRENCE MARSHALL CHEVROLET, LLC (a Delaware limited liability company) LAWRENCE MARSHALL CHEVROLET, L.P. (a Texas limited partnership)
        L DEALERSHIP GROUP, INC. (a Texas corporation)
        MARCUS DAVID CORPORATION (a North Carolina corporation)
        PHILPOTT MOTORS, LTD. (a Texas limited partnership)
        RIVERSIDE NISSAN, INC. (an  Oklahoma corporation)
        ROYAL MOTOR COMPANY, INC. (an Alabama corporation)
        SANTA CLARA IMPORTED CARS, INC. (a California corporation)
        SMART NISSAN, INC. (a California corporation)
        SONIC AUTOMOTIVE - BONDESEN, INC. (a Florida corporation)
        SONIC AUTOMOTIVE OF CHATTANOOGA, LLC (a Tennessee limited liability company)
        SONIC AUTOMOTIVE-CLEARWATER, INC. (a Florida corporation)
        SONIC AUTOMOTIVE COLLISION CENTER OF CLEARWATER, INC. (a Florida
            corporation)
        SONIC AUTOMOTIVE F&I, LLC (a Nevada limited liability company)
        SONIC AUTOMOTIVE OF GEORGIA, INC. (a Georgia corporation)
        SONIC AUTOMOTIVE OF NASHVILLE, LLC (a Tennessee limited liability company)
        SONIC AUTOMOTIVE OF NEVADA, INC. (a Nevada corporation)
        SONIC AUTOMOTIVE SERVICING COMPANY, LLC (a Nevada limited liability company)
        SONIC AUTOMOTIVE OF TENNESSEE, INC. (a Tennessee corporation)
        SONIC AUTOMOTIVE OF TEXAS, L.P. (a Texas limited partnership)
        SONIC AUTOMOTIVE WEST, LLC (a Nevada limited liability company)
        SONIC AUTOMOTIVE - 1307 N. DIXIE HWY., NSB, INC. (a Florida corporation) SONIC AUTOMOTIVE-1400 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio
            corporation)
        SONIC AUTOMOTIVE-1455 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio
            corporation)
        SONIC AUTOMOTIVE-1495 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio
            corporation)
        SONIC AUTOMOTIVE-1500 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio
            corporation)
        SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC. (a Florida corporation) SONIC AUTOMOTIVE - 1720 MASON AVE., DB, LLC (a Florida limited liability company)
        SONIC AUTOMOTIVE - 1919 N. DIXIE HWY., NSB, INC. (a Florida corporation) SONIC AUTOMOTIVE - 21699 U.S. HWY 19 N., INC. (a Florida corporation) SONIC AUTOMOTIVE - 241 RIDGEWOOD AVE., HH, INC. (a Florida corporation) SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC. (a South Carolina
            corporation)
        SONIC AUTOMOTIVE - 2490 SOUTH LEE HIGHWAY, LLC (a Tennessee limited liability company),
        SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC. (a South Carolina
            corporation)
        SONIC AUTOMOTIVE - 3401 N. MAIN, TX, L.P. (a Texas limited partnership) SONIC AUTOMOTIVE-3700 WEST BROAD STREET, COLUMBUS, INC. (an Ohio
            corporation)
        SONIC AUTOMOTIVE - 3741 S. NOVA RD., PO, INC. (a Florida corporation) SONIC AUTOMOTIVE-4000 WEST BROAD STREET, COLUMBUS, INC. (an Ohio
            corporation)
        SONIC AUTOMOTIVE - 4701 I-10 EAST, TX, L.P. (a Texas limited partnership)
        SONIC AUTOMOTIVE - 5221 I-10 EAST, TX, L.P. (a Texas limited partnership)
        SONIC AUTOMOTIVE  5260 PEACHTREE INDUSTRIAL BLVD., LLC (a Georgia
            limited liability company)
        SONIC AUTOMOTIVE-5585 PEACHTREE INDUSTRIAL BLVD., LLC (a Georgia
            limited liability company),
        SONIC AUTOMOTIVE - 6008 N. DALE MABRY, FL, INC. (a Florida corporation) SONIC AUTOMOTIVE - 6025 INTERNATIONAL DRIVE, LLC (a Tennessee limited liability company)
        SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE, NC, LLC (a North Carolina
            limited liability company)
        SONIC - BETHANY H, INC. (an Oklahoma corporation)
        SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC (a Tennessee limited liability company)
        SONIC - BUENA PARK H, INC. (a California corporation)
        SONIC - CAMP FORD, L.P. (a Texas limited partnership)

           SONIC - CAPITAL CHEVROLET, INC. (an Ohio corporation)
           SONIC - CARROLLTON V, L.P. (a Texas limited partnership)
           SONIC CHRYSLER-PLYMOUTH-JEEP, LLC (a North Carolina limited liability company)
           SONIC - CLASSIC DODGE, INC. (an Alabama corporation)
           SONIC - COAST CADILLAC, INC. (a California corporation)
           SONIC DODGE, LLC (a North Carolina limited liability company)
           SONIC DEVELOPMENT, LLC (a North Carolina limited liability company) SONIC - FM AUTOMOTIVE, LLC (a Florida limited liability company) SONIC - FM , INC. (a Florida corporation)
           SONIC - FM NISSAN, INC. (a Florida corporation)
           SONIC - FM VW, INC. (a Florida corporation)
           SONIC - FORT WORTH T, L.P. (a Texas limited partnership)
           SONIC - FREELAND, INC. (a Florida corporation)
           SONIC - GLOBAL IMPORTS, L.P. (a Georgia limited partnership) SONIC-GLOVER, INC. (an Oklahoma corporation)
           SONIC - HARBOR CITY H, INC. (a California corporation)
           SONIC - HOUSTON V, L.P. (a Texas limited partnership)
           SONIC - INTEGRITY DODGE LV, LLC (a Nevada limited liability company) SONIC - LAS VEGAS C EAST, LLC (a Nevada limited liability company) SONIC - LAS VEGAS C WEST, LLC (a Nevada limited liability company) SONIC - LLOYD NISSAN, INC. (a Florida corporation)
           SONIC - LLOYD PONTIAC - CADILLAC, INC. (a Florida corporation)
           SONIC - LUTE RILEY, L. P. (a Texas limited partnership)
           SONIC - MANHATTAN FAIRFAX, INC. (a Virginia corporation)
           SONIC - MANHATTAN WALDORF, INC. (a Maryland corporation) SONIC-MONTGOMERY FLM, INC. (an Alabama corporation)
           SONIC - NEWSOME CHEVROLET WORLD, INC. (a South Carolina corporation) SONIC - NEWSOME OF FLORENCE, INC. (a South Carolina corporation) SONIC - NORTH CHARLESTON, INC. (a South Carolina corporation)
           SONIC - NORTH CHARLESTON DODGE, INC. (a South Carolina corporation) SONIC - PARK PLACE A, L.P. (a Texas limited partnership) (formerly Sonic - Dallas Auto Factory, L.P.)
           SONIC PEACHTREE INDUSTRIAL BLVD., L.P. (a Georgia limited
              partnership)
           SONIC - READING, L.P. (a Texas limited partnership)
           SONIC RESOURCES, INC. (a Nevada corporation)
           SONIC - RICHARDSON F, L.P. (a Texas limited partnership) SONIC-RIVERSIDE, INC. (an Oklahoma corporation)
           SONIC - RIVERSIDE AUTO FACTORY, INC. (an Oklahoma corporation)
           SONIC - ROCKVILLE IMPORTS, INC. (a Maryland corporation)
           SONIC - ROCKVILLE MOTORS, INC. (a Maryland corporation)
           SONIC - SAM WHITE NISSAN, L.P. (a Texas limited partnership)
           SONIC - SHOTTENKIRK, INC. (a Florida corporation)
           SONIC - STEVENS CREEK B, INC. (a California corporation) (formerly known as Don Lucas International, Inc.)
           SONIC - SUPERIOR OLDSMOBILE, LLC  (a Tennessee limited liability company)
           SONIC OF TEXAS, INC. (a Texas corporation)
           SONIC-VOLVO LV, LLC (a Nevada limited liability company)
           SONIC - WEST COVINA T, INC. (a California corporation)
           SONIC - WEST RENO CHEVROLET, INC. (an Oklahoma corporation)
           SONIC - WILLIAMS BUICK, INC. (an Alabama corporation)
           SONIC - WILLIAMS CADILLAC, INC. (an Alabama corporation)
           SONIC - WILLIAMS IMPORTS, INC. (an Alabama corporation)
           SONIC - WILLIAMS MOTORS, LLC (an Alabama limited liability company) SPEEDWAY CHEVROLET, INC. (an Oklahoma corporation)

           SRE ALABAMA - 2, LLC (an Alabama limited liability company)
           SRE ALABAMA - 3, LLC (an Alabama limited liability company) SREALESTATE ARIZONA - 1, LLC (an Arizona limited liability company) SREALESTATE ARIZONA - 2, LLC (an Arizona limited liability company) SREALESTATE ARIZONA - 3, LLC (an Arizona limited liability company) SREALESTATE ARIZONA - 4, LLC (an Arizona limited liability company) SRE FLORIDA - 1, LLC (a Florida limited liability company)
           SRE FLORIDA - 2, LLC (a Florida limited liability company)
           SRE FLORIDA - 3, LLC (a Florida limited liability company)
           SRE GEORGIA - 1, L.P. (a Georgia limited liability partnership)
           SRE GEORGIA - 2, L.P. (a Georgia limited liability partnership)
           SRE GEORGIA - 3, L.P. (a Georgia limited liability partnership)
           SRE HOLDING, LLC (a North Carolina limited liability company)
           SRE NEVADA - 1, LLC (a Nevada limited liability company)
           SRE NEVADA - 2, LLC (a Nevada limited liability company)
           SRE NEVADA - 3, LLC (a Nevada limited liability company)
           SRE SOUTH CAROLINA - 2, LLC (a South Carolina limited liability company)
           SRE TENNESSEE - 1, LLC (a Tennessee limited liability company)
           SRE TENNESSEE - 2, LLC (a Tennessee limited liability company)
           SRE TENNESSEE - 3, LLC (a Tennessee limited liability company)
           SRE TEXAS - 1, L.P. (a Texas limited partnership)
           SRE TEXAS - 2, L.P. (a Texas limited partnership)
           SRE TEXAS - 3, L.P. (a Texas limited partnership)
           SRE VIRGINIA - 1, LLC (a Virginia limited liability company)
           STEVENS CREEK CADILLAC, INC. (a California corporation)
           TRANSCAR LEASING, INC. (a California corporation)
           TOWN AND COUNTRY CHRYSLER-PLYMOUTH-JEEP, LLC (a Tennessee limited liability company)
           TOWN AND COUNTRY CHRYSLER-PLYMOUTH-JEEP OF ROCK HILL, INC. (a South
              Carolina corporation)
           TOWN AND COUNTRY DODGE OF CHATTANOOGA, LLC ( a Tennessee limited liability company)
           TOWN AND COUNTRY FORD, INCORPORATED (a North Carolina corporation) TOWN AND COUNTRY FORD OF CLEVELAND, LLC (a Tennessee limited liability company)
           TOWN AND COUNTRY JAGUAR, LLC (a Tennessee limited liability company) VILLAGE IMPORTED CARS, INC. (a Maryland corporation) and
           WINDWARD, INC. (a Hawaii corporation)

                                    By:________________________
                                       Name:
                                       Title:

Attest:  ________________________
          Name:
          Title: